SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Mutual Funds Trust

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
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(2) Form, Schedule or Registration Statement no.:
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(3) Filing Party:
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(4) Date Filed:
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URGENT MATTER PLEASE RESPOND

September 28, 2009

EATON VANCE DIVERSIFIED INCOME FUND
EATON VANCE EMERGING MARKETS LOCAL INCOME FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND
EATON VANCE INTERNATIONAL INCOME FUND
EATON VANCE STRATEGIC INCOME FUND
EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND
(Collectively, the “Funds”)

THE JOINT SPECIAL SHAREHOLDER MEETING HAS BEEN ADJOURNED TO OCTOBER 23, 2009

Dear Shareholder:

The joint Special Meeting of Shareholders of the Funds was scheduled on September 25, 2009 for shareholders to consider and act upon an amendment to each Fund’s existing fundamental investment restriction. At the Special Meeting, we did not meet the required quorum level for each Fund to formally conduct the business of the Meeting. Therefore, the Funds have elected to adjourn the Shareholder Meeting until October 23, 2009 at 4:00 p.m. Eastern Time.

It is imperative that we receive your proxy vote immediately on this matter in order to continue serving your long-term investment needs. We strongly encourage you to vote your shares today.

Voting is easy. You may utilize one of the options below to ensure that your vote is promptly recorded in time for the adjourned Meeting:

Vote By	You may cast your vote by telephone by calling our toll-free proxy
Telephone:	hotline at 1-866-864-7961. Agents are available to record your voting instructions Monday through Friday from 9:00 a.m. to 10:00 p.m. Eastern
Time.
Vote By	You may cast your vote by calling the toll-free number on the enclosed
Touchtone:	proxy card.

Vote By Internet:	You may cast your vote by logging into the Internet address located on the enclosed proxy card and following the instructions on the website.

Vote By Mail:	You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the prepaid postage return envelope provided.

If you have any questions relating to the joint Special Meeting of Shareholders, or voting your shares, you may call our proxy specialists toll-free at 1-866-864-7961 between the hours of 9:00 a.m. and 10:00 p.m. Monday through Friday. As the date of the meeting approaches, you may receive a call from our solicitor reminding you to vote your shares.

Thank you for your assistance with this important matter.

Sincerely,

Maureen A. Gemma Secretary & Chief Legal Officer

REG/NOBO

URGENT MATTER PLEASE RESPOND

September 28, 2009

EATON VANCE DIVERSIFIED INCOME FUND
EATON VANCE EMERGING MARKETS LOCAL INCOME FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND
EATON VANCE INTERNATIONAL INCOME FUND
EATON VANCE STRATEGIC INCOME FUND
EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND
(Collectively, the “Funds”)

THE JOINT SPECIAL SHAREHOLDER MEETING HAS BEEN ADJOURNED TO OCTOBER 23, 2009

Dear Shareholder:

The joint Special Meeting of Shareholders of the Funds was scheduled on September 25, 2009 for shareholders to consider and act upon an amendment to each Fund’s existing fundamental investment restriction. At the Special Meeting, we did not meet the required quorum level for each Fund to formally conduct the business of the Meeting. Therefore, the Funds have elected to adjourn the Shareholder Meeting until October 23, 2009 at 4:00 p.m. Eastern Time.

It is imperative that we receive your proxy vote immediately on this matter in order to continue serving your long-term investment needs. We strongly encourage you to vote your shares today.

Voting is easy. You may utilize one of the options below to ensure that your vote is promptly recorded in time for the adjourned Meeting:

Vote By	You may cast your vote by calling the toll-free number on the enclosed
Touchtone:	proxy card.

Vote By Internet:	You may cast your vote by logging into the Internet address located on the enclosed proxy card and following the instructions on the website.

Vote By Mail:	You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the prepaid postage return envelope provided.

If you have any questions relating to the joint Special Meeting of Shareholders, or voting your shares, you may call our proxy specialists toll-free at 1-866-864-7961 extension 6207 between the hours of 9:00 a.m. and 10:00 p.m. Monday through Friday.

Thank you for your assistance with this important matter.

Sincerely,

Maureen A. Gemma Secretary & Chief Legal Officer

OBO